UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

COMPASS DIGITAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED March 6, 2026

COMPASS DIGITAL ACQUISITION CORP.

195 US Hwy 50, Suite 207

Zephyr Cove, NV 89448

LETTER TO SHAREHOLDERS

Dear Compass Digital Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of Compass Digital Acquisition Corp., a Cayman Islands exempted company (the “Company”), which will be held on , at Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online by visiting https://www.cstproxy.com/____.

The accompanying proxy statement (the “Proxy Statement”) is dated and is first being mailed to shareholders of the Company on or about . The accompanying Proxy Statement describes the business the Company will conduct at the Meeting and provides information about the Company that you should consider when you vote your shares. The Meeting will be held for the purpose of considering and voting on the following proposals (the “Proposals”):

1.	Proposal One — Fourth Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association, as amended and currently in effect (the “Amended and Restated Charter”), as provided in the resolutions set forth in Annex A to the accompanying Proxy Statement (the “Fourth Extension Amendment” and such proposal, the “Fourth Extension Amendment Proposal”) to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) on a monthly basis, up to three (3) times, from April 20, 2026 through July 20, 2026 (or such earlier date as determined by the Company’s board of directors (the “Board”)) (the “Fourth Extension,” and such later date, the “Fourth Extended Date”);

2.	Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

3.	Proposal Three — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote at such time.

Each of the Proposals is more fully described in the accompanying Proxy Statement; please take the time to read carefully each of the Proposals before you vote. In addition to considering and voting on the foregoing Proposals, members of the Company’s management (the “Management”) will be available at the Meeting to discuss the financial statements of the Company for the fiscal year ended December 31, 2025 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on (the “2025 Annual Report”), and answer questions of shareholders regarding the Company’s current affairs.

The Company’s final prospectus filed in connection with the Company’s initial public offering that was consummated on October 19, 2021 (the “IPO”), which was filed with the SEC on October 18, 2021 (File No. 333-259502) and the Amended and Restated Charter provides that the Company initially had until October 19, 2023 (the date that was 24 months after the consummation of the IPO) to complete a Business Combination. On October 12, 2023, the Company held an extraordinary general meeting of shareholders, at which shareholders approved, among other things, an amendment to the Amended and Restated Charter to extend the deadline by which it must complete a Business Combination from October 19, 2023 to July 19, 2024. On July 18, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders, at which shareholders approved, among other things, an amendment to the Amended and Restated Charter to further extend the deadline by which it must complete a Business Combination from July 19, 2024 to December 19, 2024, and then on a monthly basis up to four (4) times until April 19, 2025, or such earlier date as determined by the Board. On April 16, 2025, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders, at which shareholders approved, among other things, an amendment to the Amended and Restated Charter to further extend the deadline by which it must complete a Business Combination from April 19, 2025 to April 20, 2026, or such earlier date as determined by the Board (the “Third Extended Date”).

The purpose of the Fourth Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the proposed transactions (the “KMC Business Combination”) pursuant to that certain agreement and plan of merger (as amended, the “KMC Merger Agreement”), dated as of January 6, 2026, that the Company entered into with (i) Titan Holdings Corp., a newly formed Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pubco”), (ii) Titan SPAC Merger Sub Corp., a newly formed Cayman Islands exempted company and a direct wholly-owned subsidiary of Pubco, (iii) Titan Merger Sub Inc., a newly formed Delaware corporation and a direct wholly-owned subsidiary of Pubco, and (iv) Key Mining Corp., a Delaware corporation (“KMC”). For more information on the KMC Business Combination, see the Company’s Current Reports on Form 8-K filed with the SEC on January 6, 2026, January 12, 2026 and February 6, 2026.

While the Company currently has until the Third Extended Date to consummate a Business Combination (the “Combination Period”), and the Company is using its best efforts to complete the KMC Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before April 20, 2026 to complete the KMC Business Combination. Accordingly, the Board believes that in order to be able to consummate the KMC Business Combination, the Company will need to obtain the Fourth Extension. Without the Fourth Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the KMC Business Combination or another initial Business Combination on or before April 20, 2026. If that were to occur, the Company would be precluded from completing the KMC Business Combination or another initial Business Combination and would be forced to liquidate even if its shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company to extend the date by which the Company has to consummate the KMC Business Combination (or if the KMC Business Combination is not consummated, another initial Business Combination) to the Fourth Extended Date in order for its shareholders to have the opportunity to participate in the Company’s future investment. The Company cannot predict the amount that will remain in the Trust Account (as defined below) following the Fourth Extension Redemptions (as defined below), if the Fourth Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $ that was in the Trust Account as of .

If the Fourth Extension Amendment Proposal is approved, subject to satisfaction of the conditions to closing in the KMC Merger Agreement (including, without limitation, receipt of shareholder approval of the KMC Business Combination), the Company intends to complete the KMC Business Combination as soon as possible, and in any event, on or before the Fourth Extended Date. However, there is no assurance that the Company will be able to consummate the KMC Business Combination, given the actions that must occur prior to closing of the KMC Business Combination.

As contemplated by the Amended and Restated Charter, the holders (the “Public Shareholders”) of the Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”) included as part of the units (the “Units” and the shares included within, the “Public Shares”) sold in the IPO may elect (the “Election”) to redeem their Public Shares in connection with the approval of the Fourth Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the Private Placement (as defined below) (the “Trust Account”), including interest earned and not previously released to the Company to pay its tax obligations, if any, divided by the number of then outstanding Public Shares (the “Fourth Extension Redemptions”), regardless of whether or how such Public Shareholders vote in regard to the Fourth Extension Amendment Proposal. If the Fourth Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Fourth Extension Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination, subject to any limitations set forth in the Amended and Restated Charter, as amended by the Fourth Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Fourth Extended Date.

The Company’s original sponsor, Compass Digital SPAC LLC, a Delaware limited liability company (the “Prior Sponsor”), and the Company’s current sponsor, HCG Opportunity, LLC, a Delaware limited liability company (the “Sponsor” and together with the Prior Sponsor, the “Sponsors”), currently hold (i) 2,110,122 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares), (ii) 3,200,000 Class A Ordinary Shares (and together with the Class B Ordinary Shares held by the Sponsors, the “Founder Shares”), and (iii) 4,832,065 warrants (the “Private Placement Warrants”), which were initially purchased by the Prior Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). As of the Record Date (as defined below), there were 3,310,866 Class A Ordinary Shares and 2,110,122 Class B Ordinary Shares issued and outstanding and the Prior Sponsor and Sponsor hold approximately 40.9% and 57.1%, respectively, of the total issued and outstanding Ordinary Shares.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or ). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If your Public Shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

As of , based on funds in the Trust Account of approximately $ as of such date, the pro rata portion of the funds available in the Trust Account for the Fourth Extension Redemptions was approximately $ per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay the Company’s taxes). The closing price of the Class A Ordinary Shares as reported on the OTCID Basic Market on , was $ . The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. The Company believes that such redemption right enables its Public Shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Third Extended Date.

The Company has agreed to waive its right to withdraw up to $100,000 of interest accrued on the Trust Account to pay dissolution expenses, as permitted by the Amended and Restated Charter, should the Company ultimately liquidate before consummating a Business Combination. Instead, the Company agreed that it will withdraw only up to $50,000 of interest for such dissolution expenses upon liquidation, and any remaining interest accrued will be held in the Trust Account and will, subject to applicable law, be released to Public Shareholders upon the redemption of 100% of the Public Shares if the Company is unable to complete a Business Combination within the Combination Period.

If the Fourth Extension Amendment Proposal is approved, the Board will have the right, without any further action by the Company’s shareholders, to decide to liquidate the Company at any time prior to July 20, 2026.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates, or indefinitely, to permit further solicitation of proxies.

If the Fourth Extension Amendment Proposal is not approved, or the Company is otherwise unable to complete the Fourth Extension, and the Business Combination is not completed within the Combination Period, as contemplated by and in accordance with the Amended and Restated Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsors and the Company’s officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Subject to the foregoing, the approval of the Fourth Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

The Board has fixed the close of business on March 11, 2026 as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Fourth Extension Amendment Proposal is approved, and you do not elect to redeem your Public Shares in the Fourth Extension Redemptions, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Fourth Extended Date.

The Company believes that it is in the best interests of the Company that the (i) Company obtains the Fourth Extension, and (ii) selection of Withum as the Company’s independent registered public accounting firm for the year ending December 31, 2026 is ratified. After careful consideration of all relevant factors, the Board has determined that the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such Proposals.

Under the Amended and Restated Charter, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Meeting. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions, including about the 2025 Annual Report, to the Management at the Meeting.

, 2026	By Order of the Board of Directors

Thomas D. Hennessy
Chief Executive Officer and Director

Your vote is very important. Whether or not you plan to attend the Meeting, if you are a shareholder as of the Record Date, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented and voted at the Meeting. The approval of the Fourth Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes that are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting or any adjournment thereof. The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Accordingly, if you fail to vote in person, online or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities. Abstentions and broker non-votes will also not be counted for the purpose of determining whether the Proposals are approved by the requisite majorities; however, abstentions and broker non-votes will be considered present for purposes of establishing a quorum. If you hold your shares in street name through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in lieu of an Annual General Meeting of the Shareholders to be held on : This Notice of Meeting, the 2025 Annual Report, and the accompanying Proxy Statement are available at https://www.cstproxy.com/____.

COMPASS DIGITAL ACQUISITION CORP.

195 US Hwy 50, Suite 207

Zephyr Cove, NV 89448

NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the Shareholders of Compass Digital Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of Compass Digital Acquisition Corp., a Cayman Islands exempted company (“we,” “us,” “our,” or “Company”), will be held on , at Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

You will not be required to attend the Meeting in person in order to vote. You may vote your shares online by visiting https://www.cstproxy.com/____. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals (the “Proposals”):

1.	Proposal One — Fourth Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our amended and restated memorandum and articles of association, as amended and currently in effect (the “Amended and Restated Charter”), as provided in the resolutions set forth in Annex A hereto (the “Fourth Extension Amendment” and such proposal, the “Fourth Extension Amendment Proposal”) to extend the date by which we must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) on a monthly basis, up to three (3) times, from April 20, 2026 through July 20, 2026 (or such earlier date as determined by our board of directors (the “Board”)) (the “Fourth Extension,” and such later date, the “Fourth Extended Date”);

2.	Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

3.	Proposal Three — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote at such time.

Our final prospectus filed in connection with the our initial public offering that was consummated on October 19, 2021 (the “IPO”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 18, 2021 (File No. 333-259502) (the “IPO Prospectus”) and the Amended and Restated Charter providesd that we initially had until October 19, 2023 (the date that was 24 months after the consummation of the IPO) to complete a Business Combination. On October 12, 2023, we held an extraordinary general meeting of shareholders (the “First Shareholder Meeting”), at which shareholders approved, among other things, an amendment to the Amended and Restated Charter to extend the deadline by which we must complete a Business Combination from October 19, 2023 to July 19, 2024 (the “First Extension”). On July 18, 2024, we held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Second Shareholder Meeting”), at which shareholders approved, among other things, an amendment to the Amended and Restated Charter to further extend the deadline by which we must complete a Business Combination from July 19, 2024 to December 19, 2024, and then on a monthly basis up to four (4) times until April 19, 2025, or such earlier date as determined by the Board (the “Second Extension”). On April 16, 2025, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Third Shareholder Meeting”), at which shareholders approved, among other things, an amendment to the Amended and Restated Charter to further extend the deadline (the “Third Extension”) by which it must complete a Business Combination from April 19, 2025 to April 20, 2026, or such earlier date as determined by the Board (the “Third Extended Date”).

The purpose of the Fourth Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “KMC Business Combination”) pursuant to that certain agreement and plan of merger (as amended, the “KMC Merger Agreement”), dated as of January 6, 2026, that the Company entered into with (i) Titan Holdings Corp., a newly formed Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pubco”), (ii) Titan SPAC Merger Sub Corp., a newly formed Cayman Islands exempted company and a direct wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iii) Titan Merger Sub Inc., a newly formed Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with the Purchaser Merger Sub, the “Merger Subs”), and (iv) Key Mining Corp., a Delaware corporation (“KMC”). For more information on the KMC Business Combination, see the Company’s Current Reports on Form 8-K filed with the SEC on January 6, 2026, January 12, 2026 and February 6, 2026 (the “KMC Business Combination Form 8-Ks”).

While we currently have until the Third Extended Date to consummate a Business Combination (the “Combination Period”), and we are using our best efforts to complete the KMC Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before April 20, 2026 to complete the KMC Business Combination. Accordingly, the Board believes that in order to be able to consummate the KMC Business Combination, we will need to obtain the Fourth Extension. Without the Fourth Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the KMC Business Combination or another initial Business Combination on or before April 20, 2026. If that were to occur, we would be precluded from completing the KMC Business Combination or another initial Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our Company to extend the date by which we have to consummate the KMC Business Combination (or if the KMC Business Combination is not consummated, another initial Business Combination) to the Fourth Extended Date in order for our shareholders to have the opportunity to participate in our future investment. We cannot predict the amount that will remain in the Trust Account (as defined below) following the Fourth Extension Redemptions (as defined below), if the Fourth Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $ that was in the Trust Account as of .

If the Fourth Extension Amendment Proposal is approved, subject to satisfaction of the conditions to closing in the KMC Merger Agreement (including, without limitation, receipt of shareholder approval of the KMC Business Combination), we intend to complete the KMC Business Combination as soon as possible, and in any event, on or before the Fourth Extended Date. However, there is no assurance that we will be able to consummate the KMC Business Combination, given the actions that must occur prior to closing of the KMC Business Combination.

As contemplated by the Amended and Restated Charter, the holders (the “Public Shareholders”) of our Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) included as part of the units (the “Units” and the shares included within, the “Public Shares”) sold in the IPO may elect (the “Election”) to redeem their Public Shares in connection with the approval of the Fourth Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the Private Placement (as defined below) (the “Trust Account”), including interest earned and not previously released to us to pay our tax obligations, if any, divided by the number of then outstanding Public Shares (the “Fourth Extension Redemptions”), regardless of whether or how such Public Shareholders vote in regard to the Fourth Extension Amendment Proposal. If the Fourth Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Fourth Extension Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination, subject to any limitations set forth in the Amended and Restated Charter, as amended by the Fourth Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed the Business Combination by the Fourth Extended Date.

The Company’s original sponsor, Compass Digital SPAC LLC, a Delaware limited liability company (the “Prior Sponsor”), and the Company’s current sponsor, HCG Opportunity, LLC, a Delaware limited liability company (the “Sponsor” and together with the Prior Sponsor, the “Sponsors”), currently hold (i) 2,110,122 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares), (ii) 3,200,000 Class A Ordinary Shares (and together with the Class B Ordinary Shares held by the Sponsors, the “Founder Shares”), and (iii) 4,832,065 warrants (the “Private Placement Warrants”), which were initially purchased by the Prior Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). As of the Record Date (as defined below), there were 3,310,866 Class A Ordinary Shares and 2,110,122 Class B Ordinary Shares issued and outstanding and the Prior Sponsor and Sponsor hold approximately 40.9% and 57.1%, respectively, of the total issued and outstanding Ordinary Shares.

To make the Election, you must demand that we redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to our transfer agent at least two business days prior to the Meeting (or ). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If your Public Shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

On , the redemption price per Public Share was approximately $ (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $ as of such date (including interest not previously released to us to pay our taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the OTCID Basic Market on was $ . We cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such Public Shareholders wish to sell their Public Shares. We believe such redemption right enables our Public Shareholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before the Third Extended Date. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $ that was in the Trust Account as of . In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates, or indefinitely, to permit further solicitation of proxies. If the Fourth Extension Amendment Proposal is not approved, and the Business Combination is not completed within the Combination Period, as contemplated by and in accordance with the Amended and Restated Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants (as defined in the section of the Proxy Statement (as defined below) entitled “Questions and Answers About the Meeting”), which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, our Sponsors and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Subject to the foregoing, the approval of the Fourth Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

If we liquidate, our Sponsors have agreed that they will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the Trust Account assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsors will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsors would be able to satisfy those obligations. As of , based on funds in the Trust Account of approximately $ as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $ per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, we cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than approximately $ (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes and up to $50,000 of interest to pay dissolution expenses), due to unforeseen claims of creditors.

If the Fourth Extension Amendment Proposal is approved, we, pursuant to the terms of the Investment Management Trust Agreement, dated October 14, 2021 (as amended, the “Trust Agreement”), by and between us and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount in the Fourth Extension Redemptions. The remainder of such funds shall remain in the Trust Account and will be available for our use to complete a Business Combination on or before the Fourth Extended Date. Public Shareholders who do not redeem their Public Shares in the Fourth Extension Redemptions will retain their redemption rights and their ability to vote on a Business Combination through the Fourth Extended Date, if the Fourth Extension Amendment Proposal is approved.

Our Board has fixed the close of business on March 11, 2026 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date, there were 3,310,866 Class A Ordinary Shares and 2,110,122 Class B Ordinary Shares issued and outstanding. Our Warrants do not have voting rights in connection with the Proposals.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and such proxyholder need not be our shareholder.

Shareholders will have the opportunity to present questions to our management (the “Management”), including regarding our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on (the “2025 Annual Report”), at the Meeting.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $ in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners (as defined in the section of the Proxy Statement entitled “Questions and Answers About the Meeting”). While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated and is first being mailed to shareholders on or about .

, 2026	By Order of the Board of Directors

Thomas D. Hennessy
Chief Executive Officer and Director

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete the KMC Business Combination;

●	the anticipated benefits of the KMC Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account or available to us from interest income on the Trust Account balance; and

●	the competitive environment in which our successor will operate following the KMC Business Combination.

Additionally, in 2024, the SEC adopted additional rules and regulations relating to special purpose acquisition companies (“SPACs” and such rules, the “2024 SPAC Rules”). The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsors and related persons; (ii) additional disclosures relating to SPAC Business Combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in connection with proposed Business Combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants in connection with registration statements relating to proposed Business Combination transactions. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, see the section of this Proxy Statement entitled “Risk Factors,” and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below (i) only briefly address some commonly asked questions about the Meeting and the Proposals, (ii) are only summaries of the matters they discuss and (iii) highlight only selected information from this Proxy Statement. They do not contain all of the information that may be important to you. You should carefully read the entire Proxy Statement, including Annex A and the other documents referred to herein, to fully understand the Proposals and the voting procedures for the Meeting.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is an extraordinary general meeting in lieu of an annual general meeting of the shareholders, to be held on          , at           Eastern Time, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting.

This Proxy Statement and the enclosed proxy card were first sent to our shareholders on or about          .

We are a blank check company incorporated as a Cayman Islands exempted company on March 8, 2021 for the purpose of effecting a Business Combination. On October 19, 2021, we simultaneously consummated our (i) IPO of 20,000,000 Units, each consisting of one Class A Ordinary Share and one-third of one redeemable warrant (each whole warrant, a “Public Warrant” and together with the Private Placement Warrants, the “Warrants”), generating an aggregate amount of gross proceeds of $200,000,000 and (ii) Private Placement of 4,666,667 Private Placement Warrants, with each Private Placement Warrant exercisable to purchase one Class A Ordinary Share at a price of $11.50 per share, generating gross proceeds of $7,000,000. On November 31, 2021, (i) the Prior Sponsor purchased an additional 165,398 Private Placement Warrants and (ii) the Company consummated the sale of an additional 1,240,488 Units, at $10.00 per Unit, upon the partial exercise of the over-allotment option by the underwriters of the IPO.

Like most blank check companies, our Amended and Restated Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before the end of the Combination Period.

We believe that it is in the best interests of our Company to continue our existence until the Fourth Extended Date, if necessary, in order to allow us additional time to complete the KMC Business Combination.

The Meeting is being held, in part, to allow us additional time to complete the Business Combination.

Why do we need to hold an annual meeting?

The Meeting is also being held as an annual general meeting to provide you an opportunity to present questions to the Management, including regarding the 2025 Annual Report.

The Proposals

What is being voted on?

You are being asked to vote on four Proposals:

1.	Proposal One — Fourth Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our Amended and Restated Charter, as provided in the resolutions set forth in Annex A hereto, to extend the date by which we must consummate a Business Combination on a monthly basis, up to three (3) times, from April 20, 2026 through July 20, 2026 (or such earlier date as determined by the Board);

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2.	Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

3.	Proposal Three — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals.

For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote at such time.

Why are we proposing the Fourth Extension Amendment Proposal?

The Amended and Restated Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before the Third Extended Date, the current end of the Combination Period. As explained below, we believe we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

Our seeking to complete the KMC Business Combination will involve, among other things:

●	preparing and completing proxy materials;

●	establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to shareholders; and

●	holding a special meeting to consider the Business Combination.

The purpose of the Fourth Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the KMC Business Combination, if needed. The Fourth Extension Amendment Proposal is required to proceed with our Board’s plan to extend the date that we have to complete an initial Business Combination, specifically the KMC Business Combination.

While we are using our best efforts to complete the KMC Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before April 20, 2026 to complete the KMC Business Combination. Accordingly, the Board believes that in order to be able to consummate the KMC Business Combination, we will need to obtain the Fourth Extension. Without the Fourth Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the KMC Business Combination or another initial Business Combination on or before April 20, 2026. If that were to occur, we would be precluded from completing the KMC Business Combination or another initial Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our Company to extend the date by which we have to consummate the KMC Business Combination (or if the KMC Business Combination is not consummated, another initial Business Combination) to the Fourth Extended Date in order for our shareholders to have the opportunity to participate in our future investment.

If the Fourth Extension Amendment Proposal is approved, subject to satisfaction of the conditions to closing in the KMC Merger Agreement (including, without limitation, receipt of shareholder approval of the KMC Business Combination), we intend to complete the KMC Business Combination as soon as possible, and in any event, on or before the Fourth Extended Date. However, there is no assurance that we will be able to consummate the KMC Business Combination, given the actions that must occur prior to closing of the KMC Business Combination.

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The Board believes that given our expenditure of time, effort and money on the KMC Business Combination, circumstances warrant ensuring that we are in the best position possible to consummate the KMC Business Combination and that it is in the best interests of our Company that we obtain the Fourth Extension, if needed. We believe that the KMC Business Combination will provide significant benefits to our shareholders. For more information about the KMC Business Combination, see the KMC Business Combination Form 8-Ks. Accordingly, the Board is proposing the Fourth Extension Amendment Proposal to amend our Amended and Restated Charter, as provided in the resolutions set forth in Annex A hereto, to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO on a monthly basis, up to three (3) times, from April 20, 2026 through July 20, 2026 (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Fourth Extension Amendment Proposal is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Fourth Extended Date.

Why are we proposing the Adjournment Proposal?

If either of the Fourth Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Fourth Extension Amendment Proposal or the Auditor Ratification Proposal, as needed.

If the Adjournment Proposal is not approved by our shareholders, the Board may decide not to adjourn the Meeting to a later date or dates, or indefinitely, for the purpose of soliciting additional proxies. In such event, the Fourth Extension could not be completed and if we do not complete a Business Combination within the Combination Period, we would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and the Board, dissolving and liquidating. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote at such time.

Why should I vote “FOR” the Fourth Extension Amendment Proposal?

Our Board believes shareholders should have an opportunity to evaluate the Business Combination, including the KMC Business Combination, and that our shareholders will benefit from our Company consummating the Business Combination; consequently, the Board is proposing the Fourth Extension Amendment Proposal to extend the date by which we have to complete the Business Combination until the Fourth Extended Date and give us more opportunity to complete the Business Combination, including the KMC Business Combination. Without the Fourth Extension, we believe that we will not be able to complete the Business Combination on or before the Third Extended Date. If that were to occur, we would be forced to liquidate and dissolve following the Third Extended Date.

Our Amended and Restated Charter provides that if any amendment is made to our Amended and Restated Charter to modify (i) the substance or timing of our obligation to redeem 100 percent of the Public Shares if we not consummate a Business Combination within the Combination Period or (ii) any other provisions relating to the shareholders’ rights or pre-Business Combination activity, we will provide our Public Shareholders, other than the Sponsor, our officers or directors, and the holders of the Founder Shares prior to the Initial Public Offering with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Charter.

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Why should I vote “FOR” the Auditor Ratification Proposal?

Withum has served as our independent registered public accounting firm since September 5, 2023. Effective as of September 5, 2023, the Board and the Audit Committee authorized dismissal of Marcum LLP (“Marcum”) and the engagement of Withum as our new independent registered public accounting firm. Our Audit Committee and Board believe that stability and continuity in our auditor following this transition are important as we continue to search for and complete the Business Combination.

For more information on the change in our independent registered public accounting firm, see the section of this Proxy Statement entitled “Proposal Three — The Auditor Ratification Proposal.”

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, the Board may decide not to adjourn the Meeting to a later date or dates, or indefinitely, in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Does the Board recommend voting “FOR” the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal are in our Company’s best interest. The Board recommends that our shareholders vote “FOR” the Fourth Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal, if presented.

Are the Proposals conditioned on one another?

The Fourth Extension Amendment Proposal is not conditioned on the approval of either the Auditor Ratification Proposal or the Adjournment Proposal.

The Auditor Ratification Proposal is not conditioned on the approval of the Fourth Extension Amendment Proposal or the Adjournment Proposal.

The Adjournment Proposal is not conditioned on the approval of the Fourth Extension Amendment Proposal or the Auditor Ratification Proposal. However, if either of the Fourth Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by our shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Fourth Extension Amendment Proposal or the Auditor Ratification Proposal, as needed.

What vote is required to approve the Proposals?

The approval of the Fourth Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

Following the Sponsor Handover, the Founder Share Conversions and the Prior Extension Redemptions (each as defined in the section of the Proxy Statement entitled “Background”), our Sponsors, officers and directors collectively own 3,200,000 Class A Ordinary Shares and 2,110,122 Class B Ordinary Shares, or approximately 98.0% of the outstanding Ordinary Shares entitled to vote at the Meeting, and plan to vote all of the Founder Shares owned by them in favor of the Proposals. Assuming that our Sponsors, officers and directors vote all of the Founder Shares owned by them at the Meeting, each of the Proposals can be approved at the Meeting even if some or all of our other Public Shareholders do not approve any of the Proposals.

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What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, to be approved, you must vote “AGAINST” such proposal because only those votes that are actually cast, either “FOR” or “AGAINST,” the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and Broker Non-Votes (as defined below under the question entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?”), while considered present for the purposes of establishing a Quorum (as defined below under the question entitled “What constitutes a Quorum at the Meeting?”), will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the question below entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information about Broker Non-Votes.

If the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote at such time.

Do I have appraisal rights or dissenters’ rights if I object to any of the Proposals?

No. There are no appraisal rights or dissenters’ rights available to our shareholders in connection with the Proposals.

How do our insiders intend to vote their shares?

All of our Sponsors, directors, officers and their respective affiliates, are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Proposals. The Sponsors, directors, officers and their respective affiliates are not entitled to redeem any Ordinary Shares held by them in connection with the Fourth Extension Amendment Proposal. On the Record Date, our Sponsors, directors and officers collectively beneficially owned and were entitled to vote an aggregate of 3,200,000 Class A Ordinary Shares and 2,110,122 Class B Ordinary Shares, representing approximately 98.0% of our total issued and outstanding Ordinary Shares. Our Sponsors, directors, officers and their affiliates do not intend to purchase shares of Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on Fourth Extension Amendment Proposal.

In addition, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Fourth Extension Amendment Proposal. The Sponsor and/or our Company may provide such shareholders either our securities or membership interests in the Sponsor or other consideration pursuant to such arrangements.

What interests do our Sponsors and our directors and officers have in the approval of the Proposals?

Our Sponsors, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of (i) 3,200,000 Class A Ordinary Shares (purchased for a nominal price), 2,110,122 Class B Ordinary Shares (purchased for a nominal price) and 4,832,065 Private Placement Warrants (purchased for $1.50 per Private Placement Warrant), which would expire worthless if the Business Combination is not consummated, (ii) a promissory note in the principal amount of up to $1,000,000 issued to YAS International, LLC (d/b/a Gupta Capital Group), an affiliate of our Prior Sponsor (“GCG”) on December 30, 2021 in connection with working capital loans made to us by GCG (the “2021 Promissory Note”), of which $          was outstanding as of          , (iii) the Polar Capital Investment of up to $1,500,000 in us, subject to certain funding milestones, pursuant to the Polar Subscription Agreement with the Sponsor, in order to meet the Sponsor’s commitment to us under a drawdown request, of which $          was drawn down as of           (each term as defined in the section of this Proxy Statement entitled “Background”) and (iv) a promissory note in the principal amount of up to $2,500,000 issued to the Sponsor on November 21, 2024 in connection with working capital loans made to us by the Sponsor, of which $          was outstanding as of           (the “2024 Promissory Note”).

See the section of this Proxy Statement entitled “The Meeting — Interests of the Sponsors, Directors and Officers.”

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The Fourth Extension Amendment Proposal

If the Fourth Extension Amendment Proposal is approved, what happens next?

Upon approval of the Fourth Extension Amendment Proposal by the affirmative vote of at least two-thirds (2/3) of the shareholders entitled to vote who attend and vote at the Meeting, (i) the Fourth Extension Amendment will be effective and (ii) we will file the Fourth Extension Amendment, as provided in the resolutions set forth in Annex A, with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Exchange Act and our Units, Public Shares and Public Warrants will remain publicly traded. We will then continue to work to consummate the KMC Business Combination by the Fourth Extended Date. However, if the Fourth Extension Amendment Proposal is approved, our Board will have the right, without any further action by our shareholders, to decide to liquidate our Company at any time prior to July 20, 2026.

If the Fourth Extension Amendment Proposal is approved, and one or more of our shareholders elect to redeem their Public Shares pursuant to the Fourth Extension Redemptions, we will remove from the Trust Account and deliver to the holders of such redeemed Public Shares the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating the KMC Business Combination on or before the Fourth Extended Date. Any such redeemed Public Shares will increase the percentage interest of our Ordinary Shares held by the Sponsors and our directors and officers as a result of their ownership of our Founder Shares, including Class B Ordinary Shares.

If the Fourth Extension Amendment Proposal is approved, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Fourth Extension Redemptions if the Fourth Extension Amendment Proposal is approved; the amount remaining in the Trust Account may be only a small fraction of the approximately $           that was in the Trust Account as of          .

What happens if the Fourth Extension Amendment Proposal is not approved?

If there are insufficient votes to approve the Fourth Extension Amendment Proposal, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Fourth Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fourth Extension Amendment Proposal, the Redemption Ratification Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote at such time.

If the Fourth Extension Amendment Proposal is not approved, and the Business Combination is not completed within the Combination Period, then as contemplated by and in accordance with the Amended and Restated Charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsors, and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

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Will you seek any further extensions to liquidate the Trust Account?

Other than as described in this Proxy Statement, we do not currently anticipate seeking any further extension to consummate a Business Combination beyond the Fourth Extended Date. However, if it appears additional time to complete a Business Combination is needed at a later date, we may seek to further extend the Combination Period consistent with applicable laws, regulations and stock exchange rules. Such an extension would require the approval of our Public Shareholders, who will be provided the opportunity to redeem all or a portion of their Public Shares. Such redemptions will likely have a material adverse effect on the amount held in our Trust Account, our capitalization, principal shareholders and other impacts on our Company or Management.

What happens to our Warrants if the Fourth Extension Amendment Proposal is approved?

If the Fourth Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Fourth Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the Class A Ordinary Shares issuable upon exercise of the Warrants and a current prospectus relating to them is available (or we permit holders to exercise Warrants on a cashless basis).

What happens to our Warrants if the Fourth Extension Amendment Proposal is not approved?

If the Fourth Extension Amendment Proposal is not approved, and we do not consummate the Business Combination by the Third Extended Date, there will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period.

Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in the Fourth Extension Redemptions?

No. You may exercise your redemption rights in the Fourth Extension Redemptions whether or not you are a holder of Public Shares on the Record Date, so long as you are a holder at the time of your Election (and subsequent redemption payment, and vote your Public Shares however you would like, or not at all, on the Fourth Extension Amendment Proposal or any other Proposal). As a result, all of the Proposals can be approved by shareholders who will redeem their Public Shares in the Fourth Extension Redemptions and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders and potentially less cash.

Additionally, redemption payments for Elections in the Fourth Extension Redemptions will only be made if the Fourth Extension Amendment Proposal receives the requisite shareholder approval. If you do not redeem your Public Shares in the Fourth Extension Redemptions, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the Amended and Restated Charter.

Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in connection with the Business Combination?

Unless you elect to redeem your Public Shares at this time in an Election in the Fourth Extension Redemptions, you will be able to vote on the Business Combination when it is submitted to shareholders if you are a shareholder on the record date for a meeting to seek shareholder approval of the Business Combination. If you do not vote in connection with the Meeting, or you vote against any of the Proposals at the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in our Amended and Restated Charter.

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How do I redeem my Public Shares in the Fourth Extension Redemptions?

In connection with the Fourth Extension Amendment Proposal and contingent upon whether the Fourth Extension Amendment Proposal is approved, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, subject to any limitations described in the IPO Prospectus. If you choose not to make an Election in the Fourth Extension Redemptions, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Fourth Extended Date, subject to any limitations set forth in our Amended and Restated Charter.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on          (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Public Shareholders seeking to exercise their redemption rights in the Fourth Extension Redemptions and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in Street Name (as defined below under the question entitled “What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?”) will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

In the event that a Public Shareholder tenders Public Shares and the Fourth Extension Amendment Proposal is not approved, these Public Shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the shareholder promptly following the determination that the Fourth Extension Amendment Proposal will not be approved.

Our Public Shareholders seeking to exercise their redemption rights, whether they are Shareholders of Record (as defined below under the question entitled “What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?”) or hold their Public Shares in Street Name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming Public Shareholder’s Election to redeem in the Fourth Extension Redemptions is irrevocable once the Fourth Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

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I have changed my mind and I no longer want to redeem my Public Shares in the Fourth Extension Redemptions after submitting an Election, how do I reverse the redemption process?

In the event that a Public Shareholder tenders its Public Shares and decides that it does not want to redeem its Public Shares in the Fourth Extension Redemptions, the shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your Public Shares for redemption to Continental and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that Continental return the Public Shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

Information about the Meeting

Can I attend the Meeting in person?

Yes. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, at           Eastern Time, on          . You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, New York, New York 10105. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online by visiting https://www.cstproxy.com/____.

What constitutes a Quorum at the Meeting?

A Quorum of shareholders is necessary to hold a valid meeting. The holders of at least one-third of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person (including those who voted online) or by proxy (or, in the case of a holder that is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a “Quorum” and in order to conduct business at the Meeting. As of the Record Date, 1,806,997 Ordinary Shares would be required to achieve a Quorum at the Meeting.

Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or physically attend the Meeting. Abstentions and Broker Non-Votes will be counted as present for the purpose of determining a Quorum. Our Sponsors, and officers and directors collectively own 3,200,000 Class A Ordinary Shares and 2,110,122 Class B Shares, or approximately 98.0% of our total issued and outstanding Ordinary Shares, which will count towards this Quorum.

Who can vote at the Meeting?

Only holders of our Ordinary Shares at the close of business on the Record Date, March 11, 2026, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 3,310,866 Class A Ordinary Shares and 2,110,122 Class B Ordinary Shares were outstanding and entitled to vote.

How many votes do I have?

Each Class A Ordinary Share and each Class B Ordinary Share is entitled to one vote on each matter that comes before the Meeting. See the section of this Proxy Statement entitled “Beneficial Ownership of Securities” for information about the holdings of our Sponsors, directors and officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and Broker Non-Votes for each of the Proposals.

The approval of the Fourth Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

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The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the question below entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information about Broker Non-Votes.

What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?

●	Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “Shareholder of Record.”

●	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

How can I vote if I am a Shareholder of Record?

If you were a Shareholder of Record of Ordinary Shares on the Record Date, with respect to the Proposals:

●	At the Meeting. You may vote at the Meeting.

●	Online. You may vote by submitting a proxy for the Meeting. You may submit your proxy online at https://www.cstproxy.com/____, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on (have your proxy card in hand when you visit the website).

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at Eastern Time, on .

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

How can I vote if I am a Beneficial Owner of shares held in Street Name?

If you were a Beneficial Owner of Ordinary Shares held in Street Name on the Record Date, with respect to the Proposals:

●	At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

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●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or online. You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives; availability and specific procedures vary. If your bank or brokerage firm does not offer online or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

You are also invited to attend the Meeting. For more information on attending the Meeting, see the question above entitled “Can I attend the Meeting in person?”

If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?

If your shares are held in Street Name by your bank, broker or nominee, your broker, bank, or nominee cannot vote your shares, unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “Broker Non-Vote.” Broker Non-Votes will be counted for the purposes of determining the existence of a Quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote on the Proposals. You should instruct your broker to vote your shares in accordance with directions you provide. You may also need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Broker Non-Votes will have no effect on the outcome of any vote on any of the Proposals.

May I change my vote after I have voted or revoke my proxy after it is granted?

Yes. You may change your vote by:

●	entering a new vote online or by telephone, if those voting options are available to you;

●	sending a later-dated, signed proxy card to Compass Digital Acquisition Corp., 195 US Hwy 50, Suite 207, Zephyr Cove, NV 89448, so that it is received by the Company prior to the Meeting; or

●	attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer, which must be received by our Chief Financial Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

What is the proxy card?

The proxy card enables you to appoint each of Thomas D. Hennessy, our Chief Executive Officer and Director, and Nick Geeza, our Chief Financial Officer, or failing them, the duly appointed chairman of the Meeting, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Hennessy and Mr. Geeza, or failing them, the duly appointed chairman of the Meeting, to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

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What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your Ordinary Shares will be voted “FOR” the Proposals, in accordance with the recommendations of our Board as described below. If the Meeting is adjourned, Mr. Hennessy and Mr. Geeza, or failing them, the duly appointed chairman of the Meeting, can vote the shares on the new Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Will my shares be voted if I do not provide my proxy?

If you are a Shareholder of Record and hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in Street Name. See the question above entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information.

If I am a Unit holder, can I exercise redemption rights with respect to my Units?

No. Holders of outstanding Units must separate the underlying Public Shares prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate (physically or electronically) for such Units to Continental, our transfer agent, with written instructions to separate such Units into Public Shares. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Units into Public Shares. See the question above entitled “How do I redeem my Public Shares in the Fourth Extension Redemptions?”

What should I do if I receive more than one set of voting materials for the Meeting?

You may receive more than one set of voting materials for the Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a Shareholder of Record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your Ordinary Shares.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.

What other business may be conducted at Meeting?

The Meeting has been called only to consider and vote on the approval of the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented. Under the Amended and Restated Charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.

Who will solicit and pay the cost of soliciting proxies for the Meeting?

We will pay for the entire cost of soliciting proxies for the Meeting from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $                in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

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What do I need to do now?

You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how each of the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in Street Name through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at:

Compass Digital Acquisition Corp.

195 US Hwy 50, Suite 207

Zephyr Cove, NV 89448

Attn: Nick Geeza

Telephone No.: (775) 339-1671

To obtain timely delivery, shareholders must request the materials no later than                  . You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this Proxy Statement entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the Continental on or before 5:00 p.m., Eastern Time, on                  (two business days before the Meeting) in accordance with the procedures detailed under the question of this section of the Proxy Statement entitled “How do I redeem my Public Shares in the Fourth Extension Redemptions?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

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RISK FACTORS

You should consider carefully all of the risks described in the section entitled “Risk Factors” contained in our (i) IPO Prospectus, (ii) Annual Reports on Form 10-K for the fiscal years ended December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025, as filed with the SEC on February 24, 2022, April 18, 2023, April 1, 2024, March 25, 2025 and                 , 2026, respectively, (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2024, September 30, 2024 and March 31, 2025, as filed with the SEC on May 5, 2022, August 14, 2024, November 14, 2024 and May 14, 2025, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

For risks related to KMC and the KMC Business Combination, please see the Registration Statement on Form S-4, which includes a proxy statement/prospectus, filed by Pubco and KMC with the SEC in connection with the KMC Business Combination (the “KMC Registration Statement”).

There are no assurances that the Fourth Extension will enable us to complete a Business Combination.

Approving the Fourth Extension involves a number of risks. Even if the Fourth Extension Amendment Proposal is approved, we can provide no assurances that the Business Combination will be consummated prior to the Fourth Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Fourth Extension Amendment Proposal is approved, we expect to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem their Public Shares in connection with the Fourth Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Fourth Extension Amendment Proposal or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Fourth Extension Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Our Sponsors, officers and directors own a substantial number of our Ordinary Shares and can approve all of the Proposals without the vote of other shareholders.

Following the Sponsor Handover, the Founder Share Conversions and the Prior Extension Redemptions, our Sponsors, officers and directors collectively own 3,200,000 Class A Ordinary Shares and 2,110,122 Class B Ordinary Shares, which represents approximately 98.0% of the total issued and outstanding Ordinary Shares entitled to vote at the Meeting, and plan to vote all such Ordinary Shares owned by them in favor of all of the Proposals. Assuming that our Sponsors, officers and directors vote all of the Ordinary Shares owned by them at the Meeting, all of the Proposals can be approved at the Meeting, even if some or all of our other Public Shareholders do not vote “FOR” any of the Proposals.

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If our initial Business Combination involves a company organized in the United States, it is possible that a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our Ordinary Shares after or in connection with such initial Business Combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax (the “Excise Tax”) on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The Excise Tax applies to stock repurchases occurring in 2023 and beyond. The amount of the Excise Tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The U.S. Department of the Treasury (the “Treasury Department”) has issued final regulations providing guidance with respect to the Excise Tax. Under the regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

As an entity incorporated as a Cayman Islands exempted company, the Excise Tax is not expected to apply to redemptions of our Class A Ordinary Shares, including the Fourth Extension Redemptions (absent any further regulations and other additional guidance that may be issued in the future with retroactive effect).

However, in connection with an initial Business Combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a Delaware corporation prior to certain redemptions and it is possible that we will be subject to the Excise Tax with respect to any subsequent redemptions, including redemptions in connection with the initial Business Combination, that are treated as repurchases for this purpose (other than, pursuant to the regulations, redemptions in complete liquidation of the company). In all cases, the extent of the Excise Tax that may be incurred will depend on a number of factors, including the fair market value of our stock redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any additional regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of Excise Tax imposed with respect to such repurchase. The Excise Tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the Excise Tax as a result of redemptions in connection with the initial Business Combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial Business Combination, which could cause the other shareholders of the combined company to economically bear the impact of such Excise Tax.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

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If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, on October 19, 2023, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at Citibank, N.A.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our Initial Public Offering was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Amended and Restated Charter (x) in a manner that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period; or (y) with respect to any other provision relating to the rights of holders of our Class A Ordinary Shares or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Shareholders may receive only approximately $             per Public Share (as of               and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes) upon the liquidation of our Trust Account and our Warrants will expire worthless.

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We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Our Sponsor, a limited liability company formed in the state of Delaware, is not controlled by, and does not have substantial ties with, any non-U.S. persons. Each of KMC and Pubco is a Delaware corporation.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Shareholders may only receive approximately $          per Public Share (as of           and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes and up to $50,000 for dissolution expenses), and our Warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on March 8, 2021, for the purpose of effecting a Business Combination.

There are currently 3,310,866 Class A Ordinary Shares and 2,110,122 Class B Ordinary Shares issued and outstanding. In addition, we issued (i) Public Warrants to purchase 7,080,163 Class A Common Stock as part of our IPO and (ii) 4,832,065 Private Placement Warrants as part of the Private Placement and in connection with the IPO underwriter’s partial exercise of its over-allotment option. Each whole Warrant entitles its holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, we may redeem the outstanding Warrants at a price of $0.01 per Warrant, if the last sale price of the Class A Ordinary Shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before we send the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsors or their permitted transferees.

In March 2021, an affiliate of our Prior Sponsor covered certain of our offering costs in the IPO in exchange for an aggregate of 5,750,000 shares of our Class B Ordinary Shares, which were subsequently transferred to the Prior Sponsor. In addition, the Prior Sponsor purchased 4,666,667 Private Placement Warrants in the Private Placement. Concurrently with the closing of the Private Placement, certain institutional anchor investors that are not affiliated with us (the “Institutional Anchor Investors”) purchased Units in the IPO. The Institutional Anchor Investors also (i) paid the Prior Sponsor $280,000 for the transfer of an aggregate of 186,667 Private Placement Warrants, which transfer will take place upon the closing of the initial Business Combination and (ii) purchased a portion of the equity interests of the Prior Sponsor at the original purchase price. On November 30, 2021, in connection with the partial exercise of the IPO underwriters’ over-allotment option, the Prior Sponsor (i) surrendered 439,878 Founder Shares and (ii) purchased an additional 165,398 Private Placement Warrants.

As of          , approximately $          from our IPO and the Private Placement is being held in our Trust Account in the United States maintained by Continental, acting as trustee. Initially, these funds were invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on October 19, 2023, we instructed Continental to liquidate the investments held in the Trust Account, and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our Public Shareholders would receive upon any redemption or our liquidation.

In order to finance transaction costs in connection with an intended initial Business Combination, GCG, an affiliate of the Prior Sponsor committed, in the form of the 2021 Promissory Note, up to $1,000,000 to us to fund our expenses relating to investigating and selecting a target business, consummating a Business Combination, and other working capital requirements prior to our initial Business Combination. As of            , we had borrowed $125,000 and had $0 available to us under the 2021 Promissory Note.

Additionally, on September 6, 2023, we entered into a Subscription Agreement with the Sponsor and Polar Multi-Strategy Master Fund (“Polar” and such agreement, the “Polar Subscription Agreement”), pursuant to which Polar agreed to fund up to $1,500,000 to us, subject to certain funding milestones. Once we have reached a defined milestone, upon at least five (5) calendar days’ prior written notice, the Sponsor may require a drawdown against Polar’s capital commitment (the “Polar Capital Investment”), in order to meet the Sponsor’s commitment to us under a drawdown request. As of          , we had drawn $          on the Polar Capital Investment that was fair valued at $          . The Polar Capital Investment will be repaid to Polar by us upon the closing of an initial Business Combination. Polar may elect to receive such repayment (i) in cash or (ii) in Class A Ordinary Shares at a rate of one Class A Ordinary Share for each ten dollars of the Polar Capital Investment. In the event we liquidate without consummating a Business Combination, any amounts remaining in our cash accounts (excluding the Trust Account) will be paid by us to Polar within five (5) calendar days of the liquidation, and such amounts will be the sole recourse for Polar.

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On November 21, 2024, we issued the 2024 Promissory Note in the aggregate principal amount of up to $2,500,000 to the Sponsor. The 2024 Promissory Note was issued in connection with advances the Sponsor has previously made and may make in the future to us for working capital expenses. The 2024 Promissory Note bears no interest and is repayable in full upon the earlier of (i) the date on which we consummate an initial Business Combination and (ii) the date of our liquidation. If, prior to the Business Combination, the principal balance of the 2024 Promissory Note has not been paid in full, then, at the Sponsor’s option and subject to certain conditions, up to $1,375,000 of the unpaid principal amount of the 2024 Promissory Note may be converted into warrants to purchase Class A Ordinary Shares at a conversion price of $1.50 per warrant. Such warrants shall be identical to the Private Placement Warrants. These warrants and their underlying securities are entitled to the registration rights set forth in the 2024 Promissory Note. As of             , there was $              outstanding under the 2024 Promissory Note.

Sponsor Handover

On August 30, 2023, our Sponsors entered into a Definitive Securities Purchase Agreement (the “Sponsor Purchase Agreement”), and on August 31, 2023, our Sponsors consummated the transactions contemplated by the Sponsor Purchase Agreement (the “Sponsor Handover”). Pursuant to the terms of the Sponsor Purchase Agreement, at the Sponsor Handover: (i) the Prior Sponsor transferred 3,093,036 Founder Shares and 4,645,398 Private Placement Warrants to our Sponsor; (ii) our Sponsor agreed to cause us to pay an aggregated amount of $300,000 in cash consideration upon closing of the Business Combination at the Prior Sponsor’s direction to entities or accounts as directed by the Prior Sponsor (including the repayment of $125,000 under the 2021 Promissory Note); (iii) our Sponsor entered into the Registration Rights Agreement Joinder; (iv) the Prior Sponsor assigned the Administrative Services Agreement to our Sponsor; (v) all Prior Directors and Officers resigned, and each member of our Management Team was appointed by our Sponsor; and (vi) we entered into the Insider Agreement Amendment with the Sponsors and the Prior Directors and Officers. For more information about the Sponsor Handover and the Sponsor Purchase Agreement, see the 2025 Annual Report.

Prior Extensions of our Combination Period

We initially had until October 19, 2023, 24 months from the closing of the IPO, to consummate our initial Business Combination.

On October 19, 2023, we held the First Shareholder Meeting at which our shareholders approved, among other things, the First Extension. In connection with the vote to approve the First Extension, Public Shareholders holding 16,045,860 Public Shares (after giving effect to withdrawals of redemptions) exercised their right to redeem such Public Shares for cash at a redemption price of approximately $10.54 per Public Share, for an aggregate redemption amount of approximately $169.1 million (the “2023 Redemptions”).

On July 18, 2024, we held the Second Shareholder Meeting to approve, among other things, the Second Extension. In connection with the vote to approve the Second Extension, Public Shareholders holding 2,713,143 Public Shares (after giving effect to withdrawals of redemptions) exercised their right to redeem such Public Shares for cash at a redemption price of approximately $10.92 per Public Share, for an aggregate redemption amount of approximately $29.6 million (the “2024 Redemptions”).

On April 16, 2025, we held the Third Shareholder Meeting, to approve, among other things, the Third Extension. In connection with the vote to approve the Third Extension, Public Shareholders holding 2,370,619 Public Shares (after giving effect to withdrawals of redemptions) exercised their right to redeem such Public Shares for cash at a redemption price of approximately $11.25 per Public Share, for an aggregate redemption amount of approximately $26.7 million (the “2025 Redemptions” and together with the 2023 Redemptions and the 2024 Redemptions, the “Prior Extension Redemptions”).

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In connection with the Second Shareholder Meeting, we agreed to waive our right to withdraw up to $100,000 of interest accrued on the Trust Account to pay dissolution expenses, as permitted by the Amended and Restated Charter, should we ultimately liquidate before consummating a Business Combination. Instead, we agreed that we will withdraw only up to $50,000 of interest for such dissolution expenses upon liquidation, and any remaining interest accrued will be held in the Trust Account and will, subject to applicable law, be released to Public Shareholders upon the redemption of 100% of the Public Shares if we are unable to complete a Business Combination within the Combination Period.

In connection with the Third Shareholder Meeting, we agreed to eliminate the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation

For more information about the prior extensions of our Combination Period, see the 2025 Annual Report.

Founder Share Conversions

On October 19, 2023, following the approval by our shareholders at the First Shareholder Meeting of a proposal to provide for the right of a holder of Class B Ordinary Shares to convert such shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of a Business Combination at the election of the holder, we issued an aggregate of 600,000 Class A Ordinary Shares to the Sponsors upon the conversion of an equal number of Class B Ordinary Shares held by the Sponsors as Founder Shares (the “2023 Founder Share Conversion”).

On July 24, 2024, in connection with the Second Shareholder Meeting and the 2024 Redemptions, the Sponsors also converted an aggregate of 2,600,000 Founder Shares on a one-for-one basis into Class A Ordinary Shares (the “2024 Founder Share Conversion” and together with the 2023 Founder Share Conversion, the “Founder Share Conversions”).

The Class A Ordinary Shares issued in the Founder Share Conversions are subject to the same restrictions as applied to the Class B Ordinary Shares before the Founder Share Conversions, including the Sponsors’ agreement not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (i) one year after the completion of a Business Combination or (ii) the date on which we complete a liquidation, merger, capital share exchange or similar transaction that results in our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Notwithstanding the foregoing, if the last reported sale price of the Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.

Following the Sponsor Handover, the Founder Share Conversions and the Extension Redemptions, there were 3,310,866 Class A Ordinary Shares and 2,110,122 Class B Ordinary Shares issued and outstanding and the Prior Sponsor and Sponsor hold approximately 40.9% and 57.1%, respectively, of the total issued and outstanding Ordinary Shares.

For more information about the Founder Share Conversions, see the 2025 Annual Report.

Trading of Our Securities

On October 15, 2024 we received a letter from the Listing Qualifications Department of Nasdaq, which stated that the staff of The Nasdaq Stock Market LLC (“Nasdaq” and its staff, the “Nasdaq Staff”) had determined that (i) our securities would be delisted from Nasdaq, (ii) trading of our Class A Ordinary Shares, Public Warrants, and Units would be suspended at the opening of business on October 22, 2024 and (iii) a Form 25-NSE would be filed with the SEC, which would remove our securities from listing and registration on Nasdaq. Under Nasdaq listing rules, a SPAC must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Since we failed to complete a Business Combination by October 14, 2024, the Nasdaq Staff concluded that we did not comply with such requirement and our securities were subject to delisting. On October 22, 2024, the listing of our securities on Nasdaq was suspended and on March 5, 2025, Nasdaq filed the Form 25-NSE to delist our securities from Nasdaq.

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Following the suspension of trading on Nasdaq, our Class A Ordinary Shares, Public Warrants, and Units are quoted on the OTCID Basic Market under the symbols “CDAQF,” “CDAWF” and “CDAUF,” respectively.

We remain a reporting entity under the Exchange Act with respect to continued disclosure of financial and operational information.

KMC Business Combination

On January 6, 2026, we entered into the KMC Merger Agreement with the Pubco, KMC and the Merger Subs.

Pursuant to the KMC Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the KMC Business Combination, (a) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Pubco, and with the securityholders of the Company receiving substantially equivalent securities of Pubco, and (b) Company Merger Sub will merge with and into KMC, with KMC continuing as the surviving entity and a wholly-owned subsidiary of Pubco, and with KMC shareholders receiving shares of Pubco common stock and with Pubco assuming all outstanding KMC options and warrants. As a result, each of the Company and KMC will become wholly-owned subsidiaries of Pubco following the consummation of the KMC Business Combination and Pubco will become a publicly-traded holding company for the combined company.

For more information about the KMC Business Combination, see the KMC Business Combination Form 8-Ks.

You are not being asked to vote on the Business Combination at this time. If the Fourth Extension Amendment Proposal is approved, and you do not elect to redeem your Public Shares in the Fourth Extension Redemptions, provided that you are a shareholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by Fourth Extended Date.

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THE MEETING

This Proxy Statement is being provided to our shareholders as part of a solicitation of proxies by the Board for use at the Meeting. This Proxy Statement contains important information regarding the Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about           to all Shareholders of Record as of March 11, 2026, the Record Date for the Meeting. Shareholders of Record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on             , at             Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

Attending the Meeting

Only shareholders who own Ordinary Shares as of the close of business on the Record Date will be entitled to attend the Meeting. If you are such a shareholder, you will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105.

You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online at https://www.cstproxy.com/____, or in accordance with the voting instructions provided throughout this Proxy Statement.

Voting Power; Record Date

As our shareholder, you have a right to vote on certain matters affecting our Company. The Proposals to be presented at the Meeting and upon which you are being asked to vote are summarized below and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on March 11, 2026, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in Street Name or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 5,420,988 Ordinary Shares issued and outstanding, consisting of (i) 3,310,866 Class A Ordinary Shares, of which 3,200,000 Class A Ordinary Shares are held by the Sponsors and (ii) 2,110,122 Class B Ordinary Shares, all of which are held by our Sponsors.

Quorum

A Quorum of shareholders is necessary to hold a valid meeting. The holders of at least one-third of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person (including those who voted online) or represented by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a Quorum and in order to conduct business at the Meeting. Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or physically attend the Meeting. Abstentions and Broker Non-Votes will be counted towards the Quorum requirement. In the absence of a Quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date, 1,806,997 Ordinary Shares would be required to achieve a Quorum at the Meeting. If a Quorum is not present within half an hour from the start of the Meeting, the Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a Quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present, in person (including those who voted online) or represented by proxy, shall constitute a Quorum.

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The Proposals at the Meeting

At the Meeting, our shareholders will consider and vote on the following Proposals:

1.	Proposal One — Fourth Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our Amended and Restated Charter, as provided in the resolutions set forth in Annex A hereto, to extend the date by which we must consummate a Business Combination on a monthly basis, up to three (3) times, from April 20, 2026 through July 20, 2026 (or such earlier date as determined by the Board);

2.	Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

3.	Proposal Three — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote at such time.

Required Vote for the Proposals for the Meeting

The approval of the Fourth Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Voting Your Shares

Shareholders of Record

If you are a Shareholder of Record, each Ordinary Share that you own in your name entitles you to one vote on each of the Proposals. Your one or more proxy cards show the number of Ordinary Shares that you own. If you are a Shareholder of Record:

●	At the Meeting. You may vote at the Meeting.

●	Online. You may vote by submitting a proxy for the Meeting. You may submit your proxy online at https://www.cstproxy.com/____, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on (have your proxy card in hand when you visit the website).

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at Eastern Time, on .

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Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

Beneficial Owners

If you are a Beneficial Owner and your shares are held in Street Name, then your Ordinary Shares are registered in the name of your broker, bank or other agent. If you are a Beneficial Owner, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. If you are a Beneficial Owner of shares held in Street Name:

●	At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By Telephone or Online. You may vote by proxy by submitting your proxy by telephone or online, if those options are available to you, in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary. If your bank or brokerage firm does not offer online or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Changing Your Vote and Revoking Your Proxy

You may change your vote by:

●	entering a new vote online or by telephone, if those voting options are available to you;

●	sending a later-dated, signed proxy card to Compass Digital Acquisition Corp., 195 US Hwy 50, Suite 207, Zephyr Cove, NV 89448, so that it is received by the Company prior to the Meeting; or

●	attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer, which must be received by our Chief Financial Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented. Under the Amended and Restated Charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.

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Redemption Rights

If the Fourth Extension Amendment Proposal is approved, Public Shareholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Fourth Extension Redemptions. As of           , based on funds in the Trust Account of approximately $          as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $          per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in the Fourth Extension Redemptions, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination, by the Fourth Extended Date. See the section of this Proxy Statement entitled “Proposal One — The Fourth Extension Amendment Proposal — Redemption Rights.”

Appraisal Rights

There are no appraisal rights available to our shareholders in connection with any of the Proposals.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the Meeting. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting and have agreed to (i) pay the Solicitation Agent’s customary fees, plus disbursements, and (ii) indemnify the Solicitation Agent against certain damages, expenses, liabilities or claims relating to its services as our proxy solicitor. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate an initial Business Combination if the Fourth Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials.

If you have any question on the above, please contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

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Interests of the Sponsors, Directors and Officers

When you consider the recommendation of the Board, you should be aware that aside from their interests as shareholders, the Sponsors, certain members of the Board and officers of our Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending you approve the Proposals. You should take these interests into account in deciding whether to approve the Proposal:

●	the fact that the Sponsors and certain members of the Board and officers of our Company hold (i) 2,110,122 Class B Ordinary Shares (purchased for a nominal price), (ii) 3,200,000 Class A Ordinary Shares (purchased for a nominal price), and (iii) 4,832,065 Private Placement Warrants (purchased for $1.50 per Private Placement Warrant), all of which would expire worthless if the Business Combination is not consummated;

●	the fact that GCG, an affiliate of the Prior Sponsor holds the 2021 Promissory Note in the principal amount of up to $1,000,000 issued in connection with working capital loans made by GCG to us, of which $ was outstanding as of , which is unlikely to be repaid if the KMC Business Combination is not consummated;

●	the fact that Polar agreed to fund the Polar Capital Investment in us up to $1,500,000, subject to certain funding milestones, pursuant to the Polar Subscription Agreement with the Sponsor, in order to meet the Sponsor’s commitment to us under a drawdown request, of which $ was drawn down as of , which is unlikely to be repaid if the KMC Business Combination is not consummated;

●	the fact that our Sponsor holds the 2024 Promissory Note in the principal amount of up to $2,500,000 issued in connection with working capital loans made by the Sponsor to us, of which $ was outstanding as of , which is unlikely to be repaid if the KMC Business Combination is not consummated;

●	the fact that the Sponsors and our directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve the KMC Business Combination;

●	the fact that we are obligated to pay our Sponsor up to $10,000 per month for office space, administrative and support service, and upon completion of our initial Business Combination or our liquidation, we will cease being obligated to pay these monthly fees, as assigned to the Sponsor by the Prior Sponsor in the Sponsor Handover;

●	the fact that, unless we consummate the initial Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on our behalf (all of such expenses that were incurred as of have been reimbursed) related to identifying and investigating an initial Business Combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period , the Sponsors have agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into a transaction agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to us, other than our Chief Financial Officer, who was paid an aggregate of $0 and $20,500 for services provided to us in 2025 and 2024, respectively, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on the KMC Business Combination and may even continue to serve following the KMC Business Combination and receive compensation thereafter.

Additionally, if the Fourth Extension Amendment Proposal is approved, and we consummate the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of our Company. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals. No recommendation is being made as to whether you should elect to redeem your Public Shares.

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PROPOSAL ONE — THE FOURTH EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Amended and Restated Charter to extend the date by which we have to consummate a Business Combination beyond the Third Extended Date. The Fourth Extension Amendment Proposal is required to proceed with the Board’s plan to allow us more time to complete the Business Combination. A copy of the proposed Fourth Extension Amendment is provided in the first resolution in Annex A attached to this Proxy Statement.

Reasons for the Fourth Extension Amendment and Fourth Extension Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Fourth Extension Amendment is in the best interests of our Company. The Amended and Restated Charter provides that we have until the Third Extended Date to complete an initial Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our Company and because we believe we will not be able to conclude the KMC Business Combination within the permitted time period, the Board has determined we need the Fourth Extension Amendment to allow us more time to complete the KMC Business Combination.

The IPO Prospectus and Amended and Restated Charter provides that a special resolution of our shareholders is required to alter or add to the Amended and Restated Charter. Additionally, our IPO Prospectus and Amended and Restated Charter provides for all Public Shareholders to have an opportunity to redeem their Public Shares if any amendment is made to our Amended and Restated Charter to modify the substance or timing of our obligation to allow redemption (i) in connection with a Business Combination or (ii) redeem 100% of the Public Shares if we do not consummate a Business Combination within the Combination Period. Because we continue to believe that a Business Combination would be in the best interests of our Company, and because we believe we will not be able to conclude the KMC Business Combination within the Combination Period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond the Third Extended Date to the Fourth Extended Date. We intend to hold another shareholder meeting prior to the Fourth Extended Date in order to seek shareholder approval of the KMC Business Combination.

We believe that the foregoing Amended and Restated Charter provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Charter.

We are not asking you to vote on the Business Combination at this time. If the Fourth Extension Amendment Proposal is approved, and you do not elect to redeem your Public Shares in the Fourth Extension Redemptions, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or we have not consummated another Business Combination by the Fourth Extended Date.

After careful consideration of all relevant factors, our Board has approved and declared advisable the adoption of the Fourth Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

If the Fourth Extension Amendment Proposal is Approved

Upon approval of the Fourth Extension Amendment Proposal by the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof, (i) the Fourth Extension Amendment will be effective and (ii) we will file the Fourth Extension Amendment, as provided in the resolutions set forth in Annex A hereto, with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Exchange Act and our Units, Public Shares and Public Warrants will remain publicly traded. We will then continue to work to consummate the KMC Business Combination by the Fourth Extended Date.

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If the Fourth Extension Amendment Proposal is approved, and one or more of our shareholders elect to redeem their Public Shares pursuant to the Fourth Extension Redemptions, we will remove from the Trust Account and deliver to the holders of such redeemed Public Shares the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Business Combination on or before the Fourth Extended Date. Any such redeemed Public Shares will increase the percentage interest of our Founder Shares held by the Sponsors and our directors and our officers as a result of their ownership of Founder Shares, including Class B Ordinary Shares.

If the Fourth Extension Amendment Proposal is approved, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Fourth Extension Redemptions if the Fourth Extension Amendment Proposal is approved; the amount remaining in the Trust Account may be only a small fraction of the approximately $          that was in the Trust Account as of          .

If the Fourth Extension Amendment Proposal is approved, our Board will have the right, without any further action by our shareholders, to decide to liquidate our Company at any time prior to July 20, 2026.

If the Fourth Extension Amendment Proposal is not Approved

Without the approval of the Fourth Extension Amendment Proposal, we will not be able to complete the Business Combination on or before the Third Extended Date. If that were to occur, as contemplated by and in accordance with the Amended and Restated Charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, our Sponsors and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

As contemplated by the Amended and Restated Charter, Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in the Fourth Extension Redemptions if the Fourth Extension Amendment Proposal is approved.

On          , the redemption price per Public Share was approximately $          (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of $          as of           (including interest not previously released to us to pay our taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the OTCID Basic Market on           was $         . We cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We believe such redemption right enables our Public Shareholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before the Fourth Extended Date.

The Sponsors have waived their rights to participate in any liquidating distribution with respect to their Founder Shares.

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Redemption Rights

In connection with the Fourth Extension Amendment Proposal and contingent upon whether the Fourth Extension Amendment Proposal is approved, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, subject to any limitations described in the IPO Prospectus. If you exercise your redemption rights in the Fourth Extension Redemptions, you will be exchanging your Public Shares for cash and will no longer own the shares.

If you choose not to make an Election in connection with the Fourth Extension Amendment Proposal, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Fourth Extended Date, subject to any limitations set forth in our Amended and Restated Charter.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on           (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Our shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in Street Name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

In the event that a Public Shareholder tenders its shares and decides that it does not want to redeem its Public Shares in the Fourth Extension Redemptions, the Public Shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your Public Shares for redemption to Continental and decide prior to the vote at the Meeting not to redeem your Public Shares in the Fourth Extension Redemptions, you may request that Continental return the Public Shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

In the event that a Public Shareholder tenders shares and the Fourth Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the Public Shareholder promptly following the determination that the Fourth Extension Amendment Proposal will not be approved.

Our Public Shareholders seeking to exercise their redemption rights in the Fourth Extension Redemptions, whether they are Shareholders of Record or hold their shares in Street Name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or to deliver their Public Shares to the transfer agent electronically using the DTC’s DWAC system, at such Public Shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming Public Shareholder’s Election to redeem is irrevocable once the Fourth Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

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Each redemption of a Public Share by our Public Shareholders in the Fourth Extension Redemptions will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $          as of          . Prior to their exercising redemption rights, Public Shareholders should verify the market price of the Class A Ordinary Shares, as Public Shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per Public Share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your Public Shares.

If you exercise your redemption rights in the Fourth Extension Redemptions, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, our future growth, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Fourth Extension Amendment Proposal is not approved, we will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the Public Shareholders.

Vote Required for Approval

The approval of the Fourth Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof. Only those votes that are actually cast, either “FOR” or “AGAINST,” the Fourth Extension Amendment Proposal will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE FOURTH EXTENSION AMENDMENT PROPOSAL.

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PROPOSAL TWO — THE AUDITOR RATIFICATION PROPOSAL

Overview

Effective as of September 5, 2023, the Board and the Audit Committee authorized the dismissal of Marcum and the engagement of Withum as our new independent registered public accounting firm. For more information on this change in our independent registered public accounting firm, please see our Current Report on Form 8-K filed with the SEC on December 15, 2023.

We are asking our shareholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Withum has audited our financial statements for the fiscal years ended December 31, 2023, 2024 and 2025. A representative of Withum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

The following is a summary of fees paid or to be paid to Withum and Marcum, as applicable, for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the (i) audit of our annual financial statements and (ii) review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2025 and 2024 totaled approximately $141,840 and $127,920, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Withum for any audit-related fees for the years ended December 31, 2025 and 2024.

Tax Fees

Tax fees consist of the aggregate fees billed for professional services relating to tax compliance, tax planning and tax advice. We paid Withum $0 and $4,160 for tax services, planning or advice for the years ended December 31, 2025 and 2024, respectively.

All Other Fees

All other fees consist of the aggregate fees billed for all other services. We did not pay Withum for any other services for the years ended December 31, 2025 and 2024.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, any such services rendered prior to the formation of our Audit Committee in 2021 were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services performed and to be performed for us by Withum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act that are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Failure to vote by proxy, online or physically attend the Meeting will have no effect on the outcome of any vote on the Auditor Ratification Proposal. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

If either of the Fourth Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote. The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates, or indefinitely, to permit further solicitation of proxies. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote at such time. In no event will our Board adjourn the Meeting beyond the Third Extended Date.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may decide not to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Fourth Extension Amendment Proposal or the Auditor Ratification Proposal. In such event, the Fourth Extension could not be completed and if we do not complete a Business Combination within the Combination Period, we would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and the Board, dissolving and liquidating.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Only those votes that are actually cast, either “FOR” or “AGAINST” the Adjournment Proposal, if presented, will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL, IF PRESENTED.

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Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of our Ordinary Shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings, which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies;

●	real estate investment trusts;

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of our shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding our securities, you should consult your tax advisor. This summary assumes that shareholders hold our securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

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WE URGE PUBLIC SHAREHOLDERS CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash as described in the section of this Proxy Statement entitled “Proposal One — The Fourth Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a Beneficial Owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion under the heading of this section of the Proxy Statement entitled “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and, in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our Warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our Ordinary Shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our Warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

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Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of our Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of our Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of our Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

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If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely “qualified electing fund” (a “QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading of this section of the Proxy Statement entitled “— Tax Treatment of the Redemption — In General”); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading of this section of the Proxy Statement entitled “— Tax Treatment of the Redemption — In General.”

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our Ordinary Shares (but not our Warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

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The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our Ordinary Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Ordinary Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our Warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq Global Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

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If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This subsection is addressed to Redeeming Non-U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash in the Fourth Extension Redemptions as described in the section of this Proxy Statement entitled “Proposal One — The Fourth Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a Beneficial Owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this subsection, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the Fourth Extension Redemptions unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if any income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and Treasury Department regulations and administrative guidance thereunder, a 30% U.S. federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the Beneficial Owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the Beneficial Owner or an intermediary, unless such entity provides a certification that the Beneficial Owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

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Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for Public Shares in connection with the Fourth Extension Amendment Proposal and any redemption of your Public Shares.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the Beneficial Owner of more than 5% of our outstanding Ordinary Shares;

●	each of our officers and directors that beneficially owns our Ordinary Shares; and

●	all our officers and directors as a group.

In the table below, percentage ownership is based on 5,420,988 Ordinary Shares, consisting of (i) 3,310,866 Class A Ordinary Shares and (ii) 2,110,122 Class B Ordinary Shares, issued and outstanding as of the Record Date. Prior to our initial Business Combination, only holders of our Class B Ordinary Shares have the right to vote on the appointment or removal of directors. Holders of our Class A Ordinary Shares will not be entitled to vote on the appointment or removal of directors during such time. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial Business Combination, except as required by law, holders of our Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class, with each share entitling the holder to one vote. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis on the day of the consummation of a Business Combination.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these Private Placement Warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Total Outstanding Ordinary Shares
HCG Opportunity, LLC (our Sponsor) (2)	2,260,941	68.29%	832,095	39.43%	57.06%
Daniel J. Hennessy (2)	2,260,941	68.29%	832,095	39.43%	57.06%
Thomas D. Hennessy (2)	2,260,941	68.29%	832,095	39.43%	57.06%
Nick Geeza	—	—	—	—	—
Joseph Beck	—	—	—	—	—
Anna Brunelle	—	—	—	—	—
Kirk Hovde	—	—	—	—	—
Matt Schindel	—	—	—	—	—
All directors and executive officers as a group (7 individuals)	2,260,941	68.29%	832,095	39.43%	57.06%

Other 5% Shareholders
Compass Digital SPAC LLC (our Legacy Sponsor) (3)	939,059	28.36%	1,278,027	60.57%	40.90%
Sea Otter Securities Group LLC (4)	841,098	25.40%	—	—	15.52%
Citadel Parties (5)	752,750	22.74%	—	—	13.89%
Cowen and Company, LLC (6)	322,500	9.74%	—	—	5.95%
Meteora Parties (7)	265,000	8.00%	—	—	4.89%

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(1)	Unless otherwise noted, the principal business address of each of the following entities or individuals is c/o 195 US Hwy 50, Suite 207, Zephyr Cove, NV 89488.
(2)	HCG Opportunity MM (“HCG MM”) is the sole member of the Sponsor and has voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor. Thomas D. Hennessy and Daniel J. Hennessy are the sole members of HCG MM and serve on our Board of Directors. Thomas D. Hennessy also serves as our Chief Executive Officer and Daniel J. Hennessy serves as our Chairman of the Board. Messrs. Hennessy disclaim beneficial ownership of such Ordinary Shares, other than their pecuniary interests therein.
(3)	According to a Schedule 13G filed with the SEC on February 14, 2023 by the Legacy Sponsor. These amounts include (i) 105,000 Class A Ordinary Shares and 91,647 Class B Ordinary Shares held by our prior independent directors and (ii) 591,978 Class A Ordinary Shares and 591,978 Class B Ordinary Shares held by certain Institutional Anchor Investors, who hold membership interests in the Legacy Sponsor. The principal business address of the Legacy Sponsor is 3626 N. Hall St., Suite 910, Dallas, Texas, 75219.
(4)	According to a Schedule 13G/A filed with the SEC on November 3, 2021 by Sea Otter Securities Group LLC, a Delaware limited liability company (“Sea Otter”). The number of Public Shares held by Sea Otter is reported as of October 26, 2021, which does not reflect any redemption of Public Shares by Sea Otter in connection with the Extension Redemptions or any other transactions after October 26, 2021. Accordingly, the number of Public Shares and the percentages set forth in the table do not reflect Sea Otter’s current beneficial ownership. The principal business address of Sea Otter is 107 Grand St, 7th Floor, New York, New York 10013.
(5)	According to a Schedule 13G/A filed with the SEC on February 14, 2023 by (i) Citadel Advisors LLC, a Delaware limited liability company that holds 752,750 Public Shares (“Citadel Advisors”), (ii) Citadel Advisors Holdings LP, a Delaware limited partnership that holds 752,750 Public Shares (“CAH”), (iii) Citadel GP LLC, a Delaware limited liability company that holds 752,750 Public Shares (“CGP”), (iv) Citadel Securities LLC, a Delaware limited liability company that holds 149 Public Shares (“Citadel Securities”), (v) Citadel Securities Group LP, a Delaware limited partnership that holds 149 Public Shares (“CALC4”), (vi) Citadel Securities GP,, a Delaware general partnership that holds 149 Public Shares LLC (“CSGP”) and (vii) Mr. Kenneth Griffin, a U.S. citizen that holds 752,899 Public Shares (“Mr. Griffin”, collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the “Citadel Parties”). The Public Shares reported by the Citadel Parties are owned by Citadel Credit Master Fund LLC, a Delaware limited liability company (“CCMF”), and Citadel Securities. Citadel Advisors is the portfolio manager for CCMF. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. The number of Public Shares held by the Citadel Parties is reported as of December 31, 2022, which does not reflect any redemption of Public Shares by the Citadel Parties in connection with the Extension Redemptions or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentages set forth in the table do not reflect the Citadel Parties’ current beneficial ownership. The principal business address of each of the Citadel Parties is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.
(6)	According to a Schedule 13G filed with the SEC on November 13, 2024 by Cowen and Company, LLC (“Cowen”). The number of Public Shares held by Cown is reported as of September 30, 2024, which does not reflect any redemption of Public Shares by Cowen in connection with the Extension Redemptions or any other transactions after September 30, 2024. Accordingly, the number of Public Shares and the percentages set forth in the table do not reflect Cowen’s current beneficial ownership. The principal business address for Cowen is 599 Lexington Avenue New York, NY 10022.
(7)	According to a Schedule 13G/A filed with the SEC on May 15, 2025 by (i) Meteora Capital, LLC, a Delaware limited liability company (“Meteora Capital”) and (ii) Vik Mittal, a citizen of the United States (“Mr. Mittal” and together with Meteora Capital, the “Meteora Parties”). The Meteora Parties may be deemed to beneficially own the Public Shares held of record by certain funds and managed accounts to which Meteora Capital serves as investment manager. Mr. Mittal serves as the Managing Member of Meteora Capital. The number of Public Shares held by the Meteora Parties is reported as of March 31, 2025, which does not reflect any redemption of Public Shares by the Meteora Parties in connection with the Extension Redemptions or any other transactions after March 31, 2025. Accordingly, the number of Public Shares and the percentages set forth in the table do not reflect the Meteora Parties’ current beneficial ownership. The principal business address for the Meteora Parties is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

Changes in Control

None. For more information on the KMC Business Combination, see the KMC Registration Statement.

42

FUTURE SHAREHOLDER PROPOSALS

If the Fourth Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting of shareholders before the Fourth Extended Date to consider and vote upon approval of the KMC Business Combination. Accordingly, if we consummate the KMC Business Combination, our next annual general meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Fourth Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the KMC Business Combination before the Fourth Extended Date, we will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

●	If the shares are registered in your names, you should inform us of your request by contacting us at:

Compass Digital Acquisition Corp.
195 US Hwy 50, Suite 207
Zephyr Cove, NV 89448
Attn: Nick Geeza
Telephone No.: (775) 339-1671

●	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Our public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of our filings with the SEC (excluding exhibits) at no cost by contacting us at the address and/or telephone number below.

Compass Digital Acquisition Corp.
195 US Hwy 50, Suite 207
Zephyr Cove, NV 89448
Attn: Nick Geeza
Telephone No.: (775) 339-1671

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals, you should contact the Solicitation Agent at the following address and e-mail address:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are our shareholder and would like to request documents, please do so by           , five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from us, such documents will be mailed to you by first class mail or another equally prompt means.

43

ANNEX A

PROPOSED FOURTH AMENDMENT TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION OF

COMPASS DIGITAL ACQUISITION CORP.

Proposal One:

RESOLVED, as a special resolution that:

Article 50.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 50.7:

50.7 In the event that the Company does not consummate a Business Combination by April 20, 2026 (the “Deadline Date”) or either (i) such earlier date as determined by the Directors or (ii) such later date as the Members may approve in accordance with the Articles, provided that the Deadline Date shall be automatically extended for up to three (3) additional one month periods to July 20, 2026 in the event that the Directors do not determine an earlier date by which the Company must consummate a Business Combination prior to the then existing Deadline Date pursuant to Article 50.7(i), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, as a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Member’s rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

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PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION, DATED MARCH 6, 2026

COMPASS DIGITAL ACQUISITION CORP.

195 US Hwy 50, Suite 207
Zephyr Cove, NV 89448

FOR THE EXTRAORDINARY GENERAL MEETING IN

LIEU OF AN ANNUAL GENERAL MEETING

OF SHAREHOLDERS OF

COMPASS DIGITAL ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to the Meeting (as defined below), hereby acknowledges receipt of the notice and proxy statement, dated            , 2026 (the “Proxy Statement”), in connection with the extraordinary general meeting in lieu of an annual general meeting of shareholders of Compass Digital Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held on            , at             Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Thomas D. Hennessy and Nick Geeza and each of them (with full power to act alone), or failing them, the duly appointed chairman of the Meeting, the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said Proxies are, and each of them is, instructed to vote or act as follows on the Proposals, as set forth in the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFC DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE FOURTH EXTENSION AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY (COLLECTIVELY, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting in Lieu of an Annual General Meeting of Shareholders

to be held on               :

The notice of meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on               and the accompanying Proxy Statement are available at https://www.cstproxy.com/____.

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COMPASS DIGITAL ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, IF PRESENTED.		Please mark votes as ☒ indicated in this example

(1) The Fourth Extension Amendment Proposal — RESOLVED, as a	FOR	AGAINST	ABSTAIN
special resolution, that the Company’s amended and restated memorandum and articles of association be amended as provided in the resolutions set forth in Annex A of the proxy statement to extend the date by which the Company must consummate a business combination on a monthly basis, up to three (3) times, from April 20, 2026 through July 20, 2026 (or such earlier date as determined by the Company’s board of directors).	☐	☐	☐

(2) The Auditor Ratification Proposal — RESOLVED, as an ordinary	FOR	AGAINST	ABSTAIN
resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.	☐	☐	☐

(3) The Adjournment Proposal — RESOLVED, as an ordinary	FOR	AGAINST	ABSTAIN
resolution, that the adjournment of the extraordinary general meeting in lieu of an annual general meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.	☐	☐	☐

Date:_____________, 2026

Signature __________________________

Signature (if held jointly)__________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

A-3